Exhibit 99.4

AMENDMENT TO SUB-SERVICING
ACKNOWLEDGMENT AGREEMENT

          This AMENDMENT to the Sub-servicing Acknowledgment Agreement dated as of March 1, 2002, between THORNBURG MORTGAGE HOME LOANS, INC. (“TMHL”) (the “Servicer”) and CENLAR FSB, a federal savings bank (“Cenlar (the “Acknowledgment Agreement”) is made as of the 1st day of December, 2002 by and between CENLAR, the SERVICER (the “Amendment”) “) and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, as Master Servicer (“Master Servicer”).

WITNESSETH:

           WHEREAS, Cenlar and the Servicer are parties to the Acknowledgment Agreement, wherein Cenlar has agreed to sub-service certain Securitized Loans for the benefit of the Servicer pursuant to the terms of the Acknowledgment Agreement and that certain Servicing Agreement, as hereinafter defined;

           WHEREAS, simultaneously herewith, an Amendment to the Servicing Agreement is being entered into by the parties to the Servicing Agreement to delete certain servicing requirements;

           WHEREAS, the Servicer and Cenlar desire to amend the Acknowledgment Agreement to incorporate the Amendment to the Servicing Agreement into the Acknowledgment Agreement; and

           WHEREAS, Cenlar, the Servicer and the Master Servicer have agreed that Cenlar will provide certain reports and certifications with respect to the Securitized Loans directly to the Master Servicer.

           NOW, THEREFORE, for and in consideration of good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

          1.           Capitalized terms used and not defined in this Amendment shall have the meanings given to such terms in the Acknowledgement Agreement.

          2.           The fifth recital is deleted and replaced with the following:

WHEREAS, TMHL has entered into that certain Servicing Agreement for the servicing of Mortgage Loans dated as of March 1, 2002, as amended by that certain Amendment to Servicing Agreement dated as of December 1, 2002 (the "Servicing Agreement"), each by and among Wells Fargo Bank Minnesota, National Association, as master servicer (the "Master Servicer"), the Servicer and TMHL, as the seller (the "Seller"), which Servicing Agreement is attached hereto as Exhibit A.

          3.           Cenlar shall, at its own expense, use its best efforts by March 20 of each year, but in no event later than March 30 of each year, cause a firm of independent public accountants (who may also render other services to Cenlar), which is a member of the American Institute of Certified Public Accountants, to furnish to the Seller, the Servicer and the Master Servicer (i) year-end audited (if available) financial statements of Cenlar and (ii) a statement to the effect that such firm has examined certain documents and records for the preceding fiscal year (or during the period from the date of commencement of Cenlar’s duties hereunder until the end of such preceding fiscal year in the case of the first such certificate) and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that Cenlar’s overall servicing operations have been conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers except for such exceptions that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers requires it to report, in which case such exceptions shall be set forth in such statement.

          4.           Cenlar will, at its own expense, use its best efforts by March 20 of each year, but in no event later than March 30 of each year, deliver to the Seller, the Servicer and the Master Servicer an Officer’s Certificate stating, as to each signer thereof, that (i) a review of the activities of Cenlar during such preceding fiscal year and of performance under this Agreement has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, Cenlar has fulfilled all its obligations under this Agreement for such year, or, if there has been a default in the fulfillment of all such obligations, specifying each such default known to such officers and the nature and status thereof including the steps being taken by Cenlar to remedy such default.

          5.           a.           An officer of Cenlar shall, using its best efforts by March 20 of each year, but no later than March 30 of each year, (or if not a Business Day, the immediately preceding Business Day), or at any other time upon thirty (30) days written request, an officer of Cenlar shall execute and deliver an Officer’s Certificate to the Master Servicer for the benefit of such Master Servicer and its officers, directors and affiliates, certifying as to the following matters:

(i)	Based on my knowledge, the information in the annual statement of compliance furnished pursuant to Section 4, the annual independent public accountant’s servicing report furnished pursuant to Section 3 and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans submitted to the Servicer and the Master Servicer taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

(ii)	The servicing information required to be provided to the Master Servicer and the Servicer by Cenlar under the Servicing Agreement and Sub-Servicing Acknowledgment Agreement has been provided to the Servicer and the Master Servicer;

(iii)	I am responsible for reviewing the activities performed by Cenlar under the Servicing Agreement and Sub-Servicing Acknowledgment Agreement and based upon the review required by the Servicing Agreement and Sub-Servicing Acknowledgment Agreement, and except as disclosed in the annual statement of compliance, the annual independent public accountant’s servicing report and all servicing reports, officer’s certificates and other information relating to the servicing of the Securitized Loans submitted to the Master Servicer and the Servicer, Cenlar has, as of the date of this certification fulfilled its obligations under the Servicing Agreement and the Sub-Servicing Acknowledgment Agreement; and

(iv)	I have disclosed to the Master Servicer and the Servicer all significant deficiencies relating to Cenlar’s compliance with the minimum servicing standards in accordance with a review conducted in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Servicing Agreement.

                      b.           Cenlar shall indemnify and hold harmless the Master Servicer and the Servicer and their officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by Cenlar or any of its officers, directors, agents or affiliates of its obligations under this Section 5 or the negligence, bad faith or willful misconduct of Cenlar in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer or Servicer, then Cenlar agrees that it shall contribute to the amount paid or payable by the Master Servicer or the Servicer as a result of losses, claims, damages or liabilities of the Master Servicer and the Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servicer or Servicer on the one hand and Cenlar on the other in connection with a breach of Cenlar’s obligations under this Section 5 or Cenlar’s negligence, bad faith or willful misconduct in connection therewith.

          6.           In addition to the events of default set forth in Section 8.01 of the Servicing Agreement, the failure by Cenlar to duly perform, within the required time period, its obligations under Sections 3, 4 or 5 which failure continues unremedied for a period of thirty (30) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Cenlar by any party to this Sub-Servicing Acknowledgment Agreement or by any master servicer responsible for master servicing the Securitized Loans pursuant to a securitization of such Securitized Loans, shall also be an event of default.

           7.            The remedies set forth in Section 8.01 of the Servicing Agreement shall be available to the Master Servicer and the Servicer with respect to an event of default by Cenlar pursuant to Section 6 hereof.

           8.            Except as amended herein, the terms and conditions and obligations of the Agreement shall remain in full force and effect.

           9.            This Amendment may be executed in counterparts, each of which shall be deemed to be an original and all of which counterparts shall together constitute but one and the same instrument.

           10.            This Amendment becomes effective as of the date first written above.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on their behalf by the undersigned, thereunto duly authorized, as of the day and year first above written.

THORNBURG MORTGAGE HOME LOANS, INC.

By:/S/ DEBORAH J. BURNS
Name:  Deborah J. Burns
Title:  Vice President

CENLAR FSB

By:/S/ DAVID J. MILLER, JR.
Name:  David J. Miller, Jr.
Title:  Senior Vice President

WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION as Master Servicer

By:/S/ PETER J. MASTERMAN
Name:
Title:

ATTACHMENT

EXHIBIT A

FORM OF TRANSFER NOTICE

December 10, 2002

Thornburg Mortgage Home Loans, Inc., as Servicer
150 Washington Avenue, Suite 302
Santa Fe, New Mexico 87501

Cenlar FSB, as Sub-Servicer
P.O. Box 77400
425 Phillips Boulevard
Trenton, New Jersey 08628

          You are hereby notified that as of November 26, 2002 (the “Effective Date”), the undersigned has transferred the Securitized Loans listed on the attached schedule (the “Securitized Loans”) to Thornburg Mortgage Securities Trust 2002-4 (the “Trust”). The attached schedule also contains a field which sets forth the Servicing Fee Rate(s) and the Prepayment Charge Schedule. You agree to service such Securitized Loans as Securitized Loans under that certain Servicing Agreement dated as of March 1, 2002 (the “Servicing Agreement”), by and among Thornburg Mortgage Home Loans, Inc. (“TMHL”), as servicer (the “Servicer”), TMHL, as seller (the “Seller”) and Wells Fargo Bank Minnesota, National Association, as master servicer (the “Master Servicer”), and that certain Sub-Servicing Acknowledgment Agreement dated of even date therewith (the “Sub-Servicing Agreement”), by and between the Servicer and Cenlar FSB (the “Sub-Servicer”). In addition, you shall recognize the Trust or the Master Servicer or Deutsche Bank National Trust Company (the “Trustee”), acting as agents for the Trust, as having the same rights as TMHL as Seller under the Servicing Agreement with respect to such transferred Securitized Loans. The address for notice for the Trustee for these Securitized Loans is Deutsche Bank National Trust Company, 1761 East St. Andrews Place, Santa Ana, California 92705-4934, Attn: Thornburg 2002-4, Fax: (714) 246-6285.

THORNBURG MORTGAGE HOME LOANS, INC. As Seller By: /s/ Deborah J. Burns Deborah J. Burns Vice President

Acknowledged by:

THORNBURG MORTGAGE HOME LOANS, INC. as Servicer

By: /s/ Deborah J. Burns
Name: Deborah J. Burns
Title: Vice President

CENLAR FSB, as Sub-Servicer

By: /s/ Ray Ashman
Name: Ray Ashman
Title: Second Vice President

ATTACHMENT

MORTGAGE LOAN SCHEDULE

[Available from Thornburg Mortgage Home Loans, Inc. upon request]